Computational Materials

FHASI Trust 2004-FL1

$148,264,000 (Approximate) of Offered Certificates

Seller and Master Servicer
First Horizon Mortgage Pass-Through Trust 2004-FL1
Issuer

Mortgage Pass-Through Certificates, Series 2004-FL1

Distributions payable monthly commencing in January 2005

First Horizon Home Loan Corporation

(Seller and Master Servicer)

First Horizon Asset Securities, Inc.
(Depositor)

FTN Financial

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FHASI Trust 2004-FL1

Certificate (1)	Group(2)	Product Type	Certificate Balance(3)	Rating Moodys/Fitch	Expected Credit Support(3)	Initial Coupon(4)	Avg Life to Call(5)	Avg Life to Mat.	Pricing Speed
1A1	1	1Mn LIBOR	55,976,000	Aaa/AAA	5.55	[ ]	3.90	4.25	20
1AX(6)	1	1Mn LIBOR	55,976,000	Aaa/AAA	5.55	[ ]	3.90	4.25	20
2AR	2	6Mo LIBOR	100	Aaa/AAA	5.55	3.8602	0.07	0.07	20
2A1	2	6Mo LIBOR	73,033,000	Aaa/AAA	5.55	[ ]	3.90	4.25	20
2AX(6)	2	6Mo LIBOR	73,033,000	Aaa/AAA	5.55	[ ]	3.90	4.25	20
3A1	3	6Mo LIBOR	12,870,000	Aaa/AAA	5.55	[ ]	3.90	4.25	20
3AX(6)	3	6Mo LIBOR	12,870,000	Aaa/AAA	5.55	[ ]	3.90	4.25	20
BX(6)	All	Crossed	4,958,000	Aaa/AAA	5.55	[ ]	6.76	7.51	20
B1	All	Crossed	3,005,000	Aa2/NR	3.55	[ ]	6.76	7.51	20
B2	All	Crossed	1,953,000	A2/NR	2.25	[ ]	6.76	7.51	20
B3	All	Crossed	1,427,000	Baa2/NR	1.30	3.6999	6.76	7.51	20
B4	All	Crossed	450,000	Ba2/NR	1.00	3.6999	6.76	7.51	20
B5	All	Crossed	526,000	B2/NR	0.65	3.6999	6.76	7.51	20
B6	All	Crossed	976,943	NR/NR	-	3.6999	6.76	7.51	20

(1) Certificates 1A1, 2A1, 3A1, B1, B2, and B3 are offered certificates.
(2) Group 1 Certificates are backed by first lien mortgage loans indexed to One Month LIBOR.
Group 2 Certificates are backed by first lien mortgage loans indexed to Six Month LIBOR.
Group 3 Certificates are backed by first lien mortgage loans indexed to Six Month LIBOR, and subject to 1.000% periodic cap.
The Class B Certificates are backed by all three collateral groups.
(3) Subject to final rating agency analysis.
(4) Interest will accrue on Class 1A1, B1, and B2 based upon one-month LIBOR plus a specified margin, subject to limitation. Interest will accrue on Class 2A1 and 3A1 based upon six-month LIBOR plus a specified margin, subject to limitation. Classes B3, B4, B5, and B6 will accrue interest based upon the weighted average of the net interest rates on all of the mortgage loans.

(5) Assuming the Servicer exercises its 10% Optional Termination.
(6) Notional Balances.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Weighted Average Life (1) and Maturity

Sensitivity of the Certificates to Principal Prepayments

(Assumes 10.0% Optional Termination)

Prepayment Speeds (expressed as %CPR)

(1)	The weighted average life of the Certificates is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Distribution Date, (ii) adding the results, and (iii) dividing the sum by the original Certificate Principal Balance.

PERCENT (%) CPR
	0%	12%	20%	25%	30%	40%	50%
Class 1A1
WAL	21.32	6.49	3.90	3.03	2.43	1.70	1.25
Principal Window	Nov14 - Jul33	Jan05 - Feb21	Jan05 - Apr15	Jan05 - Jan13	Jan05 - Jun11	Jan05 - Jul09	Jan05 - Apr08
Class 2A1
WAL	21.43	6.49	3.90	3.03	2.43	1.70	1.25
Principal Window	Jun14 - Jul33	Jan05 - Feb21	Jan05 - Apr15	Jan05 - Jan13	Jan05 - Jun11	Jan05 - Jul09	Jan05 - Apr08
Class 3A1
WAL	21.42	6.49	3.90	3.03	2.43	1.70	1.25
Principal Window	Sep14 - Jul33	Jan05 - Feb21	Jan05 - Apr15	Jan05 - Jan13	Jan05 - Jun11	Jan05 - Jul09	Jan05 - Apr08
Classes B1-B6
WAL	21.38	11.12	6.76	5.46	4.61	3.47	2.61
Principal Window	Jun14 - Jul33	Jul10 - Feb21	Mar08 - Apr15	Jun07 - Jan13	Jan07 - Jun11	Jun06 - Jul09	Jan06 - Apr08

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN Financial

Weighted Average Life (1) and Maturity

Sensitivity of the Certificates to Principal Prepayments

(Assumes No Optional Termination)

Prepayment Speeds (expressed as %CPR)

(1)	The weighted average life of the Class A Certificates is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Distribution Date, (ii) adding the results, and (iii) dividing the sum by the original Certificate Principal Balance.

PERCENT (%) CPR
	0%	12%	20%	25%	30%	40%	50%
Class 1A1
WAL	21.38	6.90	4.25	3.32	2.68	1.87	1.37
Principal Window	Nov14 - Dec34	Jan05 - Dec34	Jan05 - Dec34	Jan05 - Dec34	Jan05 - Dec34	Jan05 - Dec34	Jan05 - Dec34
Class 2A1
WAL	21.50	6.91	4.25	3.33	2.68	1.87	1.37
Principal Window	Jun14 - Dec34	Jan05 - Dec34	Jan05 - Dec34	Jan05 - Dec34	Jan05 - Dec34	Jan05 - Dec34	Jan05 - Dec34
Class 3A1
WAL	21.48	6.91	4.25	3.32	2.68	1.87	1.37
Principal Window	Sep14 - Dec34	Jan05 - Dec34	Jan05 - Dec34	Jan05 - Dec34	Jan05 - Dec34	Jan05 - Dec34	Jan05 - Dec34
Classes B1-B6
WAL	21.45	12.02	7.51	6.15	5.28	4.06	3.21
Principal Window	Jun14 - Dec34	Jul10 - Dec34	Mar08 - Dec34	Jun07 - Dec34	Jan07 - Dec34	Jun06 - Dec34	Jan06 - Dec34

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN Financial

Preliminary Summary of Terms
Trust:	First Horizon Mortgage Pass-Through Trust 2004-FL1
Depositor:	First Horizon Asset Securities, Inc.
Seller and Servicer:	First Horizon Home Loan Corporation
Trustee:	The Bank of New York
Rating Agencies:	Moody’s and Fitch on Seniors, Moody’s only on subordinate bonds
Sole Manager:	FTN Financial
Expected Pricing Date:	The week of December 13, 2004
Expected Closing Date:	On or about December 29, 2004
Distribution Date:	25th of each month, or the next succeeding Business Day (First Distribution Date: January 25, 2005)
Cut-Off Date:	December 1, 2004
Clearing:	DTC, Euroclear or Clearstream.
Denomination:	Minimum $25,000; increments of $1,000.
SMMEA Eligibility:	The Class 1A1, 2A1, 3A1, & B1 Certificates will be SMMEA eligible.
ERISA Eligibility:	The offered Certificates are expected to be ERISA eligible.
Tax Structure:	One or more REMIC elections.
Advances:	The Master Servicer will advance delinquent principal and interest only if the advance is deemed recoverable from future collections on the related loan.
Delay Days:	For the Class 1A1, 2A1, 3A1, B1 & B2 Certificates: 0 days. For the Classes B3 - B6: 24 days.
Interest Accrual Period:
For the Class 1A1, 2A1, 3A1, B1 & B2 Certificates: from and including the previous Distribution Date (for the first Interest Accrual Period, the Closing Date) up to but excluding the current Distribution Date. Interest will accrue on a 30/360 basis.

For the Class B3 - B6 Certificates: the calendar month preceding the month in which the current Distribution Date occurs on a 30/360 basis.

Pass-Through Rates:
For Class 1A1, the least of (x) one-month Libor + [ ], (y) the Group 1 Net WAC Cap and (z) 11.625% per annum. For Class 2A1, the least of (x) six-month Libor + [ ], (y) The Group 2 Net WAC Cap and (z) 11.625% per annum. For Class 3A1, the least of (x) six-month Libor + [ ] subject to 1.00% Periodic Cap (y) the Group 3 Net WAC Cap and (z) 11.625% per annum.

For Class B1, the least of (x) one-month Libor + [ ], (y) the subordinate Net WAC, and (z) 11.625%. for Class B2, the least of (x) one-month Libor + [ ], (y) the subordinate Net WAC, and (z) 11.625%. For Class B3, the subordinate Net WAC.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN Financial

Preliminary Summary of Terms
Net WAC Cap
For any Group, a per annum rate equal to the weighted average of the Net Mortgage Rates of the mortgage loans (using the Net Mortgage Rates in effect for the scheduled payments due on such mortgage loans during the related Due Period),

Collateral Description:
The mortgage loans will include three pools of 30-year, adjustable rate, first lien, fully amortizing, one-to-four family residential mortgage loans. The loans generally provide for payments of interest only for the first ten years, after which the payment increases to fully amortize the loan over the remaining 20 years.

Group 1 Collateral:
The Group 1 mortgage loans are monthly adjustable, indexed to one month LIBOR plus a margin, subject to a 12% life cap. The interest rate is fixed for the first three months. Group 1 relates to the Class 1A certificates.

Group 2 Collateral:	The Group 2 mortgage loan interest rates adjust every six months, indexed to six month LIBOR plus a margin, subject to a 12% life cap. Group 2 relates to the Class 2A Certificates.
Group 3 Collateral:
The Group 3 mortgage loan interest rates adjust every six months, indexed to six month LIBOR plus a margin, subject to a 12% life cap. In addition, Group 3 loans are subject to 1.00% periodic caps. Group 3 relates to the Class 3A Certificates.

Prepayment Assumption:	20% CPR
Structure of the Certificates:
As the mortgagors make scheduled principal payments and prepayments on the mortgage loans in each loan group, that principal Is distributed to the holders of the senior certificates related to the respective loan group. The subordinate certificates will receive principal payments from all collateral groups, but will be entitled to principal prepayments only subject to the conditions as described in the shifting interest section below. Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B1, Class B2, and Class B3 Certificates and the Class B4, Class B5 and Class B6 Certificates, not offered hereby, will be subordinate in the right to receive payments of principal and interest and, therefore, provide credit protection to the “Senior certificates”. If on any distribution date there is a shortfall in the funds needed to make all payments to certificate-holders, the senior certificates will receive distributions of interest and principal, and subordinate certificates will receive distributions in order of their numerical class designations.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Preliminary Summary of Terms
Shifting Interest:
Unless the aggregate class principal balance of the subordinate certificates has reached a certain level relative to its initial level, or the delinquencies and losses on the mortgage loans exceed certain limits, the senior certificates will, in the aggregate, generally receive their pro rata share of all scheduled principal payments and 100% of all principal prepayments on the mortgage loans until the 10th anniversary of the first distribution date (i.e., the distribution date in January 2015). Thereafter, the senior certificates (other than the interest only certificates) will generally receive their share of scheduled principal payments and a decreasing share of principal prepayments. This will result in a faster rate of return of principal to those senior certificates than would occur if those senior certificates and the subordinate certificates received all payments pro rata, and increases the likelihood that holders of the senior certificates (other than the interest only certificates) will be paid the full amount of principal to which they are entitled. The prepayment percentages on the Subordinate Certificates are as follows:

Distribution Date	Percentage

January 2005 - December 2014	0%
January 2015 - December 2015	30%
January 2016 - December 2016	40%
January 2017 - December 2017	60%
January 2018 - December 2018	80%
January 2019 and after	100%

Optional Termination:
The Servicer may exercise its right to purchase the mortgage loans on any Distribution Date on or after which the principal balance of the Certificates (after taking into account distributions of principal to be made on that Distribution Date) declines to 10% or less of the principal balance of the Certificates as of the Closing Date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN Financial

Collateral Summary - All Loans
Collateral statistics are listed below as of December 1, 2004 (Cut-Off Date)
		Range
Total Number of Loans	429
Total Outstanding Loan Balance	$150,217,043.23	$50,000 to $3,000,000
Average Loan Balance	$350,156.28
Current WA Coupon	4.075%	2.631% to 5.091%
WA Margin	2.129%	.500% to 2.875%
Life Cap	12.000%	12.000% to 12.000%
WA Seasoning (months)	1	0 to 7
WA Remaining Term (months)	359	353 to 360
WA LTV	74.18%	14.49% to 95.00%
WA FICO (1)	730	636 to 820
State Distribution	CA 39.60%
	VA 15.31%
	GA 7.63%
	WA 5.69%
*     Other states less than 5%.
(1)     FICO available on $150,167,043.23

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN Financial

Collateral Statistics - All Loans
Collateral Statistics are listed below as of December 1, 2004 (Cut-Off Date)

Loan Program
Loan Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Mortgage Pool
1 Month LIBOR	158	$59,265,639.26	39.45%
6 Month LIBOR	239	77,325,022.01	51.48
6 Month LIBOR Cap	32	13,626,381.96	9.07
Totals:	429	$150,217,043.23	100.00%

Principal Balances
Current Principal Balance	Number of Loans	Current Balance	% of Total Balance
Less than $250,001	171	$26,924,410.22	17.92%
$250,001 - $300,000	43	11,991,468.65	7.98
$300,001 - $350,000	36	11,728,548.38	7.81
$350,001 - $400,000	56	21,258,275.92	14.15
$400,001 - $450,000	27	11,484,709.08	7.65
$450,001 - $500,000	25	11,964,042.25	7.96
$500,001 - $550,000	15	7,923,617.79	5.27
$550,001 - $600,000	9	5,204,847.92	3.46
$600,001 - $650,000	16	10,115,976.63	6.73
$650,001 - $700,000	4	2,701,100.00	1.80
$700,001 - $750,000	2	1,488,000.00	0.99
$750,001 - $800,000	6	4,752,884.31	3.16
$800,001 - $850,000	4	3,310,700.00	2.20
$850,001 - $900,000	4	3,532,364.00	2.35
$950,001 - $1,000,000	5	4,936,098.83	3.29
$1,200,001 - $1,300,000	1	1,300,000.00	0.87
$1,400,000 - $1,500,000	2	2,919,999.25	1.94
Greater than $1,500,000	3	6,680,000.00	4.45
Total:	429	$150,217,043.23	100.00%

Gross Margin
Current Gross Margin	Number of Loans	Current Balance	% of Total Balance
0.500%	1	$272,000.00	0.18%
1.500	19	7,804,707.72	5.20
1.625	16	6,892,175.94	4.59
1.750	61	23,061,422.07	15.35
1.875	42	14,112,938.86	9.40
2.000	53	15,462,647.24	10.29
2.125	21	7,069,769.31	4.71
2.250	46	20,678,045.82	13.77
2.375	24	7,941,668.40	5.29
2.500	135	40,314,567.86	26.84
2.625	6	3,519,800.00	2.34
2.750	2	2,370,000.01	1.58
2.875	3	717,300.00	0.48
Total:	429	$150,217,043.23	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN Financial

Collateral Statistics - All Loans
Collateral Statistics are listed below as of December 1, 2004 (Cut-Off Date)

Remaining Term
Remaining Term	Number of Loans	Current Balance	Percentage of Mortgage Pool
353	2	$ 677,600.00	0.45%
355	2	912,999.00	0.61
356	4	2,536,033.00	1.69
357	24	10,423,068.28	6.94
358	159	57,246,090.63	38.11
359	135	46,380,626.31	30.88
360	103	32,040,626.01	21.33
Totals:	429	$150,217,043.23	100.00%

FICO Range
FICO Range	Number of Loans	Current Balance	Percentage of Mortgage Pool
N/A	1	$ 50,000.00	0.03%
600 - 649	1	624,000.00	0.42
650 - 659	6	1,615,570.00	1.08
660 - 669	28	7,745,709.50	5.16
670 - 679	28	7,069,606.90	4.71
680 - 689	28	11,401,487.29	7.59
690 - 699	31	9,145,055.04	6.09
700 - 709	26	9,425,612.65	6.27
710 - 719	41	12,851,580.38	8.56
720 - 729	32	11,358,793.57	7.56
730 - 739	37	15,090,819.28	10.05
740 - 749	41	13,535,454.69	9.01
750 - 759	33	12,181,839.45	8.11
760 - 769	26	8,951,347.59	5.96
770 - 779	24	9,448,236.31	6.29
780 - 789	24	13,280,425.58	8.84
790 - 799	10	2,393,240.00	1.59
800 +	12	4,048,265.00	2.69
Totals:	429	$150,217,043.23	100.00%

Original LTV
Original LTV Ratios (%)	Number of Loans	Current Balance	Percentage of Mortgage Pool
50.00 and Below	13	$ 8,415,915.88	5.60%
50.01 - 55.00	6	2,157,650.00	1.44
55.01 - 60.00	8	6,849,340.70	4.56
60.01 - 65.00	9	6,687,968.00	4.45
65.01 - 70.00	23	11,569,884.82	7.70
70.01 - 75.00	32	11,204,246.03	7.46
75.01 - 80.00	331	102,011,918.76	67.91
85.01 - 90.00	1	350,369.03	0.23
90.01 - 95.00	6	969,750.01	0.65
Totals:	429	$150,217,043.23	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN Financial

Collateral Statistics - All Loans
Collateral statistics are listed below as of December 1, 2004 (Cut-Off Date)

Loan Purpose
Purpose	Number of Loans	Current Balance	Percentage of Mortgage Pool
Purchase	262	$ 92,460,234.20	61.55%
Refinance (rate/term)	62	22,981,045.80	15.30
Refinance (cash out)	105	34,775,763.23	23.15
Totals:	429	$150,217,043.23	100.00%

Property Type Distribution
Property Type	Number of Loans	Current Balance	Percentage of Mortgage Pool
Single Family	214	$ 81,287,166.42	54.11%
Planned Unit	156	51,864,575.57	34.53
Condominium	48	13,182,031.24	8.78
High Rise Condo	8	2,363,270.00	1.57
2-4 Family	3	1,520,000.00	1.01
Totals:	429	$150,217,043.23	100.00%

Occupancy Type
Occupancy Type	Number of Loans	Current Balance	Percentage of Mortgage Pool
Primary Residence	406	$ 143,628,092.93	95.61%
Second Residence	11	4,135,520.50	2.75
Investor Property	12	2,453,429.80	1.63
Totals:	429	$150,217,043.23	100.00%

State Distribution (Greater than 5%)
State	Number of Loans	Current Balance	Percentage of Mortgage Pool
California	121	$ 59,486,918.32	39.60%
Virginia	59	22,992,927.00	15.31
Georgia	41	11,461,516.01	7.63
Washington	17	8,546,593.31	5.69
Totals:	238	$102,487,954.64	68.23%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN Financial

Collateral Summary - Group 1
Collateral statistics are listed below as of December 1, 2004 (Cut-Off Date)
		Range
Index	One Month LIBOR
Total Number of Loans	158
Total Outstanding Loan Balance	$59,265,639.26	$50,000 to $1,499,999.25
Average Loan Balance	$375,098.98
Current WA Coupon	3.810%	2.631% to 4.826%
WA Margin	2.025%	1.500% to 2.625%
Periodic Caps	None
Life Cap	12.000%	12.000% to 12.000%
WA Seasoning (months)	1	0 to 5
WA Remaining Term (months)	359	355 to 360
WA LTV	73.19%	14.49% to 95.00%
WA FICO (1)	733	650 to 820
State Distribution	CA 54.47%
	VA 8.06%
	WA 5.11%
*      Other states less than 5%.

(1)    FICO available on $59,215,639.26

Initial Rate Adjustment Date
Initial Rate Adjustment Date	Number of Loans	Current Balance	% of Total Balance
10/01/2004	1	$ 584,999.00	0.99%
11/01/2004	1	163,220.00	0.28
12/01/2004	2	835,957.77	1.41
01/01/2005	61	24,011,930.28	40.52
02/01/2005	49	19,214,663.21	32.42
03/01/2005	39	12,113,405.00	20.44
04/01/2005	5	2,341,464.00	3.95
Total:	158	$59,265,639.26	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN Financial

Collateral Statistics - Group 1
Collateral Statistics are listed below as of December 1, 2004 (Cut-Off Date)

Loan Program
Loan Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Mortgage Pool
1 Month LIBOR	158	$59,265,639.26	100.00%
Totals:	158	$59,265,639.26	100.00%

Principal Balances
Current Principal Balance	Number of Loans	Current Balance	% of Total Balance
Less than $250,001	54	$ 7,822,478.32	13.20%
$250,001 - $300,000	13	3,639,585.28	6.14
$300,001 - $350,000	12	3,930,939.38	6.63
$350,001 - $400,000	20	7,559,371.17	12.76
$400,001 - $450,000	10	4,254,564.35	7.18
$450,001 - $500,000	12	5,672,042.25	9.57
$500,001 - $550,000	7	3,724,170.80	6.28
$550,001 - $600,000	4	2,323,249.00	3.92
$600,001 - $650,000	11	6,913,976.63	11.67
$650,001 - $700,000	2	1,336,600.00	2.26
$700,001 - $750,000	1	750,000.00	1.27
$750,001 - $800,000	1	783,000.00	1.32
$800,001 - $850,000	3	2,470,700.00	4.17
$850,001 - $900,000	3	2,648,364.00	4.47
$950,001 - $1,000,000	4	3,936,598.83	6.64
$1,400,000 - $1,500,000	1	1,499,999.25	2.53
Total:	158	$59,265,639.26	100.00%

Gross Margin
Current Gross Margin	Number of Loans	Current Balance	% of Total Balance
1.500%	15	$ 5,842,557.72	9.86%
1.625	8	4,224,426.55	7.13
1.750	25	10,971,062.02	18.51
1.875	16	6,516,322.69	11.00
2.000	25	8,886,241.50	14.99
2.125	6	2,102,745.39	3.55
2.250	11	4,197,475.00	7.08
2.375	6	1,736,649.57	2.93
2.500	44	13,322,408.82	22.48
2.625	2	1,465,750.00	2.47
Total:	158	$59,265,639.26	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN Financial

Collateral Statistics - Group 1
Collateral Statistics are listed below as of December 1, 2004 (Cut-Off Date)

Remaining Term
Remaining Term	Number of Loans	Current Balance	Percentage of Mortgage Pool
355	1	$ 584,999.00	0.99%
356	1	163,220.00	0.28
357	2	835,957.77	1.41
358	61	24,011,930.28	40.52
359	49	19,214,663.21	32.42
360	44	14,454,869.00	24.39
Totals:	158	$59,265,639.26	100.00%

FICO Score
FICO Range	Number of Loans	Current Balance	Percentage of Mortgage Pool
N/A	1	$ 50,000.00	0.08%
650 - 659	3	780,000.00	1.32
660 - 669	11	1,909,952.06	3.22
670 - 679	7	2,208,747.90	3.73
680 - 689	9	3,241,700.00	5.47
690 - 699	12	4,169,421.58	7.04
700 - 709	12	5,211,962.35	8.79
710 - 719	12	3,523,484.50	5.95
720 - 729	10	5,535,104.81	9.34
730 - 739	14	5,776,878.54	9.75
740 - 749	12	5,089,861.86	8.59
750 - 759	15	5,891,613.67	9.94
760 - 769	12	3,693,211.08	6.23
770 - 779	9	3,533,136.31	5.96
780 - 789	11	5,462,314.60	9.22
790 - 799	3	1,195,700.00	2.02
800 +	5	1,992,550.00	3.36
Totals:	158	$59,265,639.26	100.00%

Original LTV
Original LTV Ratios (%)	Number of Loans	Current Balance	Percentage of Mortgage Pool
50.00 and Below	10	$ 4,475,713.74	7.55%
50.01 - 55.00	4	1,514,300.00	2.56
55.01 - 60.00	3	887,727.70	1.50
60.01 - 65.00	4	3,036,968.00	5.12
65.01 - 70.00	9	6,203,241.02	10.47
70.01 - 75.00	13	3,372,051.03	5.69
75.01 - 80.00	113	39,249,518.74	66.23
85.01 - 90.00	1	350,369.03	0.59
90.01 - 95.00	1	175,750.00	0.30
Totals:	158	$59,265,639.26	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN Financial

Collateral Statistics - Group 1
Collateral statistics are listed below as of December 1, 2004 (Cut-Off Date)

Loan Purpose
Purpose	Number of Loans	Current Balance	Percentage of Mortgage Pool
Purchase	77	$ 31,316,279.72	52.84%
Refinance (rate/term)	37	12,020,514.71	20.28
Refinance (cash out)	44	15,928,844.83	26.88
Totals:	158	$59,265,639.26	100.00%

Property Type Distribution
Property Type	Number of Loans	Current Balance	Percentage of Mortgage Pool
Single Family	89	$ 36,413,910.17	61.44%
Planned Unit	49	16,965,913.93	28.63
Condominium	19	5,689,815.16	9.60
High Rise Condo	1	196,000.00	0.33
Totals:	158	$59,265,639.26	100.00%

Occupancy Type
Occupancy Type	Number of Loans	Current Balance	Percentage of Mortgage Pool
Primary Residence	148	$56,404,968.76	95.17%
Second Residence	5	2,343,120.50	3.95
Investor Property	5	517,550.00	0.87
Totals:	158	$59,265,639.26	100.00%

State Distribution (Greater than 5%)
State	Number of Loans	Current Balance	Percentage of Mortgage Pool
California	65	$ 32,283,669.45	54.47%
Virginia	12	4,775,596.16	8.06
Washington	8	3,030,305.00	5.11
Totals:	85	$40,089,570.61	67.64%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN Financial

Collateral Summary - Group 2
Collateral statistics are listed below as of December 1, 2004 (Cut-Off Date)
		Range
Index	Six Month LIBOR
Total Number of Loans	239
Total Outstanding Loan Balance	$77,325,022.01	$57,359.47 to $3,000,000
Average Loan Balance	$323,535.66
Current WA Coupon	4.235%	3.165% to 5.091%
WA Margin	2.174%	.500% to 2.875%
Periodic Caps	None
Life Cap	12.000%	12.000% to 12.000%
WA Seasoning (months)	1	0 to 7
WA Remaining Term (months)	359	353 to 360
WA LTV	75.38%	30.79% to 95.00%
WA FICO (1)	728	636 to 810
State Distribution	CA 26.17%
	VA 19.34%
	GA 12.84%
	WA 7.13%
	MD 6.17%
*      Other states less than 5%.
(1)      FICO available on $77,325,022.01

Initial Rate Adjustment Date
Initial Rate Adjustment Date	Number of Loans	Current Balance	% of Total Balance
11/01/2004	2	$ 677,600.00	0.88%
01/01/2005	1	328,000.00	0.42
02/01/2005	1	361,613.00	0.47
03/01/2005	16	6,929,643.30	8.96
04/01/2005	87	27,787,962.20	35.94
05/01/2005	75	24,105,246.50	31.17
06/01/2005	53	16,078,957.01	20.79
07/01/2005	4	1,056,000.00	1.37
Total:	239	$77,325,022.01	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN Financial

1 FILOs available on $59,215,639.26

Collateral Statistics - Group 2
Collateral Statistics are listed below as of December 1, 2004 (Cut-Off Date)

Loan Program
Loan Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Mortgage Pool
6 Month LIBOR	239	$77,325,022.01	100.00%
Totals:	239	$77,325,022.01	100.00%

Principal Balances
Current Principal Balance	Number of Loans	Current Balance	% of Total Balance
Less than $250,001	105	$ 17021968.09	22.01%
$250,001 - $300,000	26	7250185.22	9.38
$300,001 - $350,000	20	6484089.00	8.39
$350,001 - $400,000	33	12526904.75	16.20
$400,001 - $450,000	16	6827644.73	8.83
$450,001 - $500,000	12	5812000.00	7.52
$500,001 - $550,000	7	3680246.99	4.76
$550,001 - $600,000	5	2881598.92	3.73
$600,001 - $650,000	4	2552000.00	3.30
$650,001 - $700,000	1	675000.00	0.87
$750,001 - $800,000	4	3169884.31	4.10
$800,001 - $850,000	1	840000.00	1.09
$850,001 - $900,000	1	884000.00	1.14
$950,001 - $1,000,000	1	999500.00	1.29
$1,200,001 - $1,300,000	1	1300000.00	1.68
$1,400,000 - $1,500,000	1	1420000.00	1.84
Greater than $1,500,000	1	3000000.00	3.88
Total:	239	$77,325,022.01	100.00%

Gross Margin
Current Gross Margin	Number of Loans	Current Balance	% of Total Balance
0.500%	1	$ 272,000.00	0.35%
1.500	4	1,962,150.00	2.54
1.625	8	2,667,749.39	3.45
1.750	32	10,698,340.05	13.84
1.875	24	6,916,616.17	8.94
2.000	25	5,849,175.74	7.56
2.125	14	4,655,823.92	6.02
2.250	29	13,798,270.82	17.84
2.375	16	4,334,701.00	5.61
2.500	78	23,008,844.91	29.76
2.625	4	2,054,050.00	2.66
2.750	1	390,000.01	0.50
2.875	3	717,300.00	0.93
Total:	239	$77,325,022.01	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN Financial

Collateral Statistics - Group 2
Collateral Statistics are listed below as of December 1, 2004 (Cut-Off Date)

Remaining Term
Remaining Term	Number of Loans	Current Balance	Percentage of Mortgage Pool
353	2	$ 677,600.00	0.88%
355	1	328,000.00	0.42
356	1	361,613.00	0.47
357	16	6,929,643.30	8.96
358	87	27,787,962.20	35.94
359	75	24,105,246.50	31.17
360	57	17,134,957.01	22.16
Totals:	239	$77,325,022.01	100.00%

FICO Score
FICO Range	Number of Loans	Current Balance	Percentage of Mortgage Pool
600 - 649	1	$ 624,000.00	0.81%
650 - 659	3	835,570.00	1.08
660 - 669	15	5,095,757.44	6.59
670 - 679	20	4,668,859.00	6.04
680 - 689	16	5,659,889.14	7.32
690 - 699	18	4,325,633.46	5.59
700 - 709	12	3,845,620.30	4.97
710 - 719	22	6,609,547.11	8.55
720 - 729	21	5,623,421.55	7.27
730 - 739	22	7,613,940.74	9.85
740 - 749	27	7,563,092.83	9.78
750 - 759	14	4,627,907.95	5.99
760 - 769	10	3,997,766.51	5.17
770 - 779	14	5,755,900.00	7.44
780 - 789	12	7,418,110.98	9.59
790 - 799	6	1,132,290.00	1.46
800 +	6	1,927,715.00	2.49
Totals:	239	$77,325,022.01	100.00%

Original LTV
Original LTV Ratios (%)	Number of Loans	Current Balance	Percentage of Mortgage Pool
50.00 and Below	2	$ 3,769,884.31	4.88%
50.01 - 55.00	2	643,350.00	0.83
55.01 - 60.00	3	2,281,613.00	2.95
60.01 - 65.00	5	3,651,000.00	4.72
65.01 - 70.00	12	4,164,143.80	5.39
70.01 - 75.00	14	5,850,945.00	7.57
75.01 - 80.00	196	56,170,085.89	72.64
90.01 - 95.00	5	794,000.01	1.03
Totals:	239	$77,325,022.01	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN Financial

Collateral Statistics - Group 2
Collateral statistics are listed below as of December 1, 2004 (Cut-Off Date)

Loan Purpose
Purpose	Number of Loans	Current Balance	Percentage of Mortgage Pool
Purchase	165	$ 50,846,689.12	65.76%
Refinance (rate/term)	21	9,968,531.09	12.89
Refinance (cash out)	53	16,509,801.80	21.35
Totals:	239	$77,325,022.01	100.00%

Property Type Distribution
Property Type	Number of Loans	Current Balance	Percentage of Mortgage Pool
Single Family	110	$ 37,534,258.42	48.54%
Planned Unit	94	30,114,127.51	38.94
Condominium	27	6,973,216.08	9.02
High Rise Condo	6	1,921,420.00	2.48
2-4 Family	2	782,000.00	1.01
Totals:	239	$77,325,022.01	100.00%

Occupancy Type
Occupancy Type	Number of Loans	Current Balance	Percentage of Mortgage Pool
Primary Residence	226	$73,596,742.21	95.18%
Second Residence	6	1,792,400.00	2.32
Investor Property	7	1,935,879.80	2.50
Totals:	239	$77,325,022.01	100.00%

State Distribution (Greater than 5%)
State	Number of Loans	Current Balance	Percentage of Mortgage Pool
California	47	$ 20,236,898.87	26.17%
Virginia	38	14,954,947.65	19.34
Georgia	34	9,931,467.24	12.84
Washington	9	5,516,288.31	7.13
Maryland	17	4,774,048.85	6.17
Totals:	145	$55,413,650.92	71.65%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN Financial

Collateral Summary - Group 3
Collateral statistics are listed below as of December 1, 2004 (Cut-Off Date)
		Range
Index	Six Month LIBOR
Total Number of Loans	32
Total Outstanding Loan Balance	$13,626,381.96	$66,250 to $1,980,000
Average Loan Balance	$425,824.44
Current WA Coupon	4.319%	3.620% to 4.835%
WA Margin	2.327%	1.750% to 2.750%
Periodic Caps	1.000%	1.000% to 1.000%
Life Cap	12.000%	12.000% to 12.000%
WA Seasoning (months)	2	0 to 4
WA Remaining Term (months)	358	356 to 360
WA LTV	71.64%	34.14% to 80.00%
WA FICO (1)	724	667 to 809
State Distribution	CA 51.12%
	VA 23.94%
*  Other states less than 5%.
(1) FICO available on $13,626,381.96

Initial Rate Adjustment Date
Initial Rate Adjustment Date	Number of Loans	Current Balance	% of Total Balance
02/01/2005	2	$ 2011200.00	14.76%
03/01/2005	6	2657467.21	19.50
04/01/2005	11	5446198.15	39.97
05/01/2005	11	3060716.60	22.46
06/01/2005	1	250800.00	1.84
07/01/2005	1	200000.00	1.47
Total:	32	$13,626,381.96	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN Financial

Collateral Statistics - Group 3
Collateral Statistics are listed below as of December 1, 2004 (Cut-Off Date)

Loan Program
Loan Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Mortgage Pool
6 Month LIBOR	32	$13,626,381.96	100.00%
Totals:	32	$13,626,381.96	100.00%

Principal Balances
Current Principal Balance	Number of Loans	Current Balance	% of Total Balance
Less than $250,001	12	$ 2,079,963.81	15.26%
$250,001 - $300,000	4	1,101,698.15	8.09
$300,001 - $350,000	4	1,313,520.00	9.64
$350,001 - $400,000	3	1,172,000.00	8.60
$400,001 - $450,000	1	402,500.00	2.95
$450,001 - $500,000	1	480,000.00	3.52
$500,001 - $550,000	1	519,200.00	3.81
$600,001 - $650,000	1	650,000.00	4.77
$650,001 - $700,000	1	689,500.00	5.06
$700,001 - $750,000	1	738,000.00	5.42
$750,001 - $800,000	1	800,000.00	5.87
Greater than $1,500,000	2	3,680,000.00	27.01
Total:	32	$13,626,381.96	100.00%

Gross Margin
Current Gross Margin	Number of Loans	Current Balance	% of Total Balance
1.750%	4	$ 1,392,020.00	10.22%
1.875	2	680,000.00	4.99
2.000	3	727,230.00	5.34
2.125	1	311,200.00	2.28
2.250	6	2,682,300.00	19.68
2.375	2	1,870,317.83	13.73
2.500	13	3,983,314.13	29.23
2.750	1	1,980,000.00	14.53
Total:	32	$13,626,381.96	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN Financial

Collateral Statistics - Group 3
Collateral Statistics are listed below as of December 1, 2004 (Cut-Off Date)

Remaining Term
Remaining Term	Number of Loans	Current Balance	Percentage of Mortgage Pool
356	2	$ 2,011,200.00	14.76%
357	6	2,657,467.21	19.50
358	11	5,446,198.15	39.97
359	11	3,060,716.60	22.46
360	2	450,800.00	3.31
Totals:	32	$13,626,381.96	100.00%

FICO Score
FICO Range	Number of Loans	Current Balance	Percentage of Mortgage Pool
660 - 669	2	$ 740,000.00	5.43%
670 - 679	1	192,000.00	1.41
680 - 689	3	2,499,898.15	18.35
690 - 699	1	650,000.00	4.77
700 - 709	2	368,030.00	2.70
710 - 719	7	2,718,548.77	19.95
720 - 729	1	200,267.21	1.47
730 - 739	1	1,700,000.00	12.48
740 - 749	2	882,500.00	6.48
750 - 759	4	1,662,317.83	12.20
760 - 769	4	1,260,370.00	9.25
770 - 779	1	159,200.00	1.17
780 - 789	1	400,000.00	2.94
790 - 799	1	65,250.00	0.48
800 +	1	128,000.00	0.94
Totals:	32	$13,626,381.96	100.00%

Original LTV
Original LTV Ratios (%)	Number of Loans	Current Balance	Percentage of Mortgage Pool
50.00 and Below	1	$ 170,317.83	1.25%
55.01 - 60.00	2	3,680,000.00	27.01
65.01 - 70.00	2	1,202,500.00	8.82
70.01 - 75.00	5	1,981,250.00	14.54
75.01 - 80.00	22	6,592,314.13	48.38
Totals:	32	$13,626,381.96	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

FTN Financial

Collateral Statistics - Group 3
Collateral statistics are listed below as of December 1, 2004 (Cut-Off Date)

Loan Purpose
Purpose	Number of Loans	Current Balance	Percentage of Mortgage Pool
Purchase	20	$ 10,297,265.36	75.57%
Refinance (rate/term)	4	992,000.00	7.28
Refinance (cash out)	8	2,337,116.60	17.15
Totals:	32	$13,626,381.96	100.00%

Property Type Distribution
Property Type	Number of Loans	Current Balance	Percentage of Mortgage Pool
Single Family	15	$ 7,338,997.83	53.86%
Planned Unit	13	4,784,534.13	35.11
Condominium	2	519,000.00	3.81
High Rise Condo	1	245,850.00	1.80
2-4 Family	1	738,000.00	5.42
Totals:	32	$13,626,381.96	100.00%

Occupancy Type
Occupancy Type	Number of Loans	Current Balance	Percentage of Mortgage Pool
Primary Residence	32	$13,626,381.96	100.00%
Totals:	32	$13,626,381.96	100.00%

State Distribution (Greater than 5%)
State	Number of Loans	Current Balance	Percentage of Mortgage Pool
California	9	$ 6,966,350.00	51.12%
Virginia	9	3,262,383.19	23.94
Totals:	18	$10,228,733.19	75.06%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by FTN Financial. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. FTN Financial makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).